UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S.
Incorporation or Organization)	Employer NO.)

23975 Park Sorrento, Suite 250

Calabasas, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2019, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter ended September 30, 2019. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1 News Release dated November 12, 2019

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: November 12, 2019	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: November 12, 2019	/s/ Roger Almond
ROGER ALMOND
Chief Financial Officer